SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2004

ALLIANCE  IMAGING,  INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-16609	33-0239910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 S. State College Blvd., Suite 600

Anaheim, CA 92806

(Address of principal executive offices, including zip code)

(714) 688-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former address of principal executive offices)

Item 5:  Other Events and Required FD Disclosure.

On July 1, 2004, the Registrant issued a press release announcing that R. Brian Hanson will become its executive vice president and chief financial officer effective July 26, 2004.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

The following exhibits are filed with this Form 8-K:

99.1 Press Release dated July 1, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2004	/s/ KENNETH S. ORD
	Name:	Kenneth S. Ord
	Title:	Executive Vice President
and Chief Financial Officer

Exhibit Index

Exhibit 99.1	Press Release dated July 1, 2004.